Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

Supplement to Statement of Additional Information dated May 1, 2013

RS International VIP Series (formerly “RS International Growth VIP Series”)

Portfolio Managers

Effective July 1, 2013, the sub-section titled “Portfolio Managers” under the section titled “Investment Advisory and Other Services” is amended to include the following information under the sub-heading indicated.

Under “Other Accounts” on page 50, the table that provides the number of other accounts managed by the portfolio managers of the Series and the total assets of such accounts is updated to include the following information, which is stated as of July 1, 2013:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
U-Wen Kok	3	$304,638	0	$0	0	$0

Effective July 1, 2013, all references to Guardian Baillie Gifford Limited and Baillie Gifford Overseas Limited as investment sub-adviser and sub-sub-adviser, respectively, for RS International VIP Series are removed. In addition, effective July 1, 2013, James Anderson, Tom Coutts, Tom Record, CFA, David Salter, Kavé Sigaroudinia, Nick Thomas, CFA, and Sarah Whitley are no longer portfolio managers for RS International VIP Series and all references to each of them in the Statement of Additional Information are removed.

July 2, 2013